UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2018

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	001-35033 (Commission File Number)	32-0330122 (I.R.S. Employer Identification No.)

201 East North Second Street, Seneca, South Carolina 29678

(Address of principal executive offices)

(864) 882-2765

Registrant's telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Change in Registrant’s Certifying Accountant

(a)

Crowe LLP was previously the principal accountants for Oconee Federal Financial Corp. (the "Registrant"). On September 27, 2018, the firm was dismissed as the Registrant's principal accountants. The decision to dismiss Crowe LLP was approved by the Audit Committee of the Registrant.

During the fiscal years ended June 30, 2018 and 2017 and the subsequent interim period through September 27, 2018, there were no: (1) disagreements with Crowe LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Crowe LLP on the consolidated financial statements of the Registrant as of and for the fiscal years ended June 30, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

A letter from Crowe LLP is attached as an Exhibit to this Report on Form 8-K.

(b)

On September 27, 2018, the Registrant appointed Elliott Davis LLC as the Registrant's new principal accountants for the fiscal year ending June 30, 2019. The appointment was approved by the Audit Committee of the Board of Directors of the Registrant. During the fiscal years ended June 30, 2018 and 2017, and the subsequent interim period prior to the engagement of Elliott Davis LLC, the Registrant did not consult with Elliott Davis LLC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d)

Exhibits:

Exhibit No.	Description

16.1	Letter from Crowe LLP to the Securities and Exchange Commission dated September 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCONEE FEDERAL FINANCIAL CORP.

Date: September 27, 2018	By:	/s/ John Hobbs
John Hobbs
Chief Financial Officer
(Duly Authorized Representative)